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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

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                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):   January 22, 1999

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                                 VENCOR, INC.
            (Exact name of registrant as specified in its charter)


           Delaware                       001-14057               61-1323993
(State or other jurisdiction of    (Commission File Number)     (IRS Employer
incorporation or organization)                               Identification No.)


                               3300 Aegon Center
                            400 West Market Street
                             Louisville, Kentucky
                   (Address of principal executive offices)
                                     40202
                                  (Zip Code)

      Registrant's telephone number, including area code:  (502) 596-7300

                                Not Applicable
        (Former name or former address, if changed since last report.)

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Items 1-4.  Not Applicable.

Item 5.  Other Information.


     On January 22, 1999, Vencor, Inc. (the "Company") announced that its Board of Directors has accepted the resignation of W. Bruce Lunsford as its Chairman of the Board and Chief Executive Officer. The Company also announced that the Board of Directors has appointed Edward L. Kuntz as Chairman of the Board and Chief Executive Officer.

     A copy of the press release is included as an exhibit to this filing and is incorporated herein by reference.


Item 6.  Not Applicable.

Item 7.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired.

     Not applicable.

(b)  Pro forma financial information.

     Not applicable.

(c)  Exhibits.

     Exhibit 99.1  Press Release dated January 22, 1999.

Items 8-9.  Not Applicable.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        VENCOR, INC.


Dated:  January 25, 1999                By: /s/ Richard A. Schweinhart
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                                            Richard A. Schweinhart
                                            Senior Vice President and
                                             Chief Financial Officer

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